UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

ZANDER THERAPEUTICS, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	47-4321638
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-220790

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 702 1404

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02 Non-Reliance on Previously Issued Financial Statements.

On May 29, 2019 , the Board of Directors of Zander Therapeutics, Inc. (the “Company”) concluded that the previously issued Balance Sheet, Statement of Operations and Statement of Cash Flow for the quarter ended September 30, 2018 and the quarter ended December 31, 2018 filed with the Company’s Form 10-Q for the quarter ended September 30, 2018 and the quarter ended December 31, 2018 should not be relied upon. The Company’s senior management has determined that, with regard to a Derivative Asset recognized by the company in connection with a $350,000 Convertible Note Receivable held by the Company, the bifurcation requirement is not met since the host is closely related to the embedded derivative therefore recognition of the Derivative Asset does not comply with FASB ASC 815-15-25-1. The Company’s senior management has determined that , as originally presented, the Company’s Statement of Operations for the quarter ended September 30, 2018 understated consulting expenses by $13,033. The Company’s senior management has discussed the matters disclosed in this Item 4.02 of this Current Report with Prager Metis CPA’s LLP, the Company’s independent registered public accounting firm.

Subsequent to the original issuance of Zander’s quarterly financial statements for the periods ended September 30, 2018 and December 31, 2018 the Company determined that the following revisions are required:

For the Quarter Ended September 30, 2018:

The inclusion in Retained Deficit of $13,033 of Research and Development Expenses incurred by the Company

The inclusion in Accounts Payable of $13,033 of Research and Development Expenses incurred by the Company

The derecognition of a Derivative Asset valued at $1,416,666

The derecognition from Retained Deficit of $1,416,666 of Gain on Derivative

The recognition during the Quarter ended September 30, 2018 of $13,033 of Research and Development Expenses incurred by the Company

The derecognition during the Quarter ended September 30, 2018 of a $1,416,666 of Gain on Derivative

For the Quarter Ended December 31, 2018:

The derecognition of a Derivative Asset valued at $555,555

The derecognition from Retained Deficit of $861,110 of Loss on Derivative

The derecognition during the Quarter ended December 31, 2018 of $861,110 of Loss on Derivative

The following tables reflect the corrections:

	As of	Adjustments	As of
	September 30, 2018		September 30, 2018
	(as originally presented)		As Restated
ASSETS
CURRENT ASSETS
Cash	301,906		301,906
Prepaid Expenses, Related Parties	38,814		38,814
Prepaid Expenses	7,127		7,127
Due From Related Party
Total Current Assets	347,847		347,847
OTHER ASSETS
Convertible Note Receivable, Related Party	350,000		350,000
Investment Securities, Related Party	61,250		61,250
Derivative Asset, Related Party	1,416,666	(1,416,666)	0
TOTAL OTHER ASSETS	1,827,916		411,250
Total Assets	2,175,763		759,097

LIABILITIES
Current Liabilities:
Accounts Payable	1,342,558	13,033	1,355,591
Accrued Expenses	8,435		8,435
Total Current Liabilities	1,350,993		1,364,026
Total Liabilities	1,350,993		1,364,026

STOCKHOLDER'S EQUITY
Common Stock, Authorized 100,000,000, $0.0001 Par Value 4,758,001 shares and 6,033,001 shares issued and outstanding as of June 30, 2018 and September 30, 2018 respectively	603		603
Preferred Stock, $0.0001 par value Authorized 50,000,000 as of September 30, 2018 and June 30, 2018
Series M Preferred Stock, $0.0001 par, Authorized 10,000,000 as of September 30, 2018 and June 30,2018 9,000,000 shares outstanding as of June 30, 2018 and September 30, 2018 Respectively	900		900
Common Stock subscribed for but unissued , 100000 and 0 shares as of June 30, 2018 and September 30, 2018 respectively
Series AA Preferred Stock, $0.0001 par, Autorized 1,000,000 200 and 200 shares outstanding as of June 30, 2018 and September 30, 2018 , respectfully	0		0
Additional Paid In Capital	2,534,688		2,534,688
Contributed Capital, Related Party	413,878		413,878
Retained Deficit	(2,125,299)	(1,429,699)	(3,554,998)
Total Stockholder's Equity	824,770		(604,929)
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	2,175,763		759,097

The Accompanying Notes are an Integral Part of These Financial Statements

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Zander Therapeutics, Inc
STATEMENT OF OPERATIONS
(unaudited)
	Three Months Ended	Adjustments	Three Months Ended
	September 30, 2018		September 30, 2018
	( as originally presented)		( as restated)
TOTAL REVENUES
COSTS AND EXPENSES
Research and Development:
License Fees Due to Related Party	27,425		27,425
Contract Research Fees	410,000		410,000
Consulting Costs	1,350	13,033	14,383
Total Research and Development	438,775		451,808
General and Administrative:
General and Administrative, Paid By Related Party
General and Administrative	180,836		180,836
Total General and Administrative	180,836		180,836
Rent, Paid By Related Party
Rent	12,000		12,000
Consulting:
Consulting Costs, Paid by Related Party
Consulting Costs	173,302		173,302
Total Consulting	173,302		173,302
Total Costs and Expenses	804,913		817,946

OPERATING LOSS	(804,913)		(817,946)
OTHER INCOME AND EXPENSES
Interest Expense, Related Party
Unrealized Gain, Investment Securities Related Party	26,250		26,250
Gain On Derivative	1,416,666	(1,416,666)	0
Total Other Income ( Expenses)	1,442,916		26,250
NET INCOME (LOSS)	638,003		(791,696)
Inome Taxes
NET INCOME (LOSS)	638,003		(791,696)
BASIC AND FULLY DILUTED
EARNINGS (LOSS) PER SHARE	0.119		(0.148)
WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	5,359,375		5,359,375

The Accompanying Notes are an Integral Part of These Financial Statements

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Zander Therapeutics, Inc
STATEMENT OF CASH FLOWS
(unaudited)

	Quarter Ended	Adjustments	Quarter Ended
	September 30, 2018		September 30, 2018
	( as originally reported)		( as restated)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	638,003	(1,429,699)	(791,696)
Adjustments to reconcile net Income (loss) to net cash
Stock Issued for Expenses	7,622		7,622
(Increase) Unrealized Gain from Investment Securities	(26,250)		(26,250)
(Increase) Decrease in Derivative Income	(1,416,666)	1,416,666	0
Changes in Operating Assets and Liabilities
Increase (Decrease) in Accounts Payable	254,589	13,033	267,622
Increase (Decrease) in Accrued Expenses	(3,158)		(3,158)
(Increase) Decrease in Due from Related Party	35,000		35,000
(Increase) Decrease in Prepaid Expenses	27,453		27,453
Net Cash provided by (used) in Operating Activities	(483,407)		(483,407)

CASH FLOW FROM INVESTING ACTIVITIES
(Increase) Decrease in Convertible Notes Receivable	(350,000)		(350,000)
(Increase) Decrease in Investment Securities	(35,000)		(35,000)
Net Cash Used by Investing Activities	(385,000)		(385,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Common Stock Issued for Cash	800,000		800,000
Net Cash provided by (used) in Financing Activities	800,000		800,000

Net Increase (Decrease) in Cash	(68,407)		(68,407)

Cash at Beginning of Period	370,313		370,313
Cash at End of Period	301,906		301,906

Supplemental Disclosure of Noncash investing and financing activities:
Common Shares issued, previously subscribed and paid for	100,000		100,000

The Accompanying Notes are an Integral Part of These Financial Statements

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Zander Therapeutics, Inc
BALANCE SHEET
(unaudited)
	As of		As of
	December 31, 2018	Adjustments	December 31, 2018
	(as originally presented)		(as restated)
ASSETS
CURRENT ASSETS
Cash	71,345		71,345
Prepaid Expenses, Related Parties	11,390		11,390
Prepaid Expenses	6,387		6,387
Due From Related Party
Accrued Interest Receivable	4,363		4,363
Total Current Assets	93,485		93,485
OTHER ASSETS
Convertible Note Receivable, Related Party	350,000		350,000
Investment Securities, Related Party	14,700		14,700
Derivative Asset, Related Party	555,555	(555,555)	0
TOTAL OTHER ASSETS	920,255		364,700
Total Assets	1,013,740		458,185

LIABILITIES
Current Liabilities:
Accounts Payable	1,363,802	6,636	1,370,438
Accrued Expenses	36,051		36,051
Total Current Liabilities	1,399,853		1,406,489
Total Liabilities	1,399,853		1,406,489

STOCKHOLDER'S EQUITY
Common Stock, Authorized 100,000,000, $0.0001 Par Value 4,758,001 shares and 6,033,001 shares issued and outstanding as of June 30, 2018 and December 31, 2018 respectively	603
Preferred Stock, $0.0001 par value Authorized 50,000,000 as of December 31, 2018 and June 30, 2018
Series M Preferred Stock, $0.0001 par, Authorized 10,000,000 as of December 31, 2018 and June 30,2018 9,000,000 shares outstanding as of June 30, 2018 and December 31, 2018 Respectively	900		900
Common Stock subscribed for but unissued , 100000 and 0 shares as of June 30, 2018 and December 31, 2018 respectively
Series AA Preferred Stock, $0.0001 par, Authorized 1,000,000; 200 and 200 shares outstanding as of June 30, 2018 and December 31, 2018 , respectfully	0		0
Additional Paid In Capital	2,534,688		2,534,688
Contributed Capital, Related Party	413,878		413,878
Retained Deficit	(3,336,182)	(562,192)	(3,898,374)
Total Stockholder's Equity	(386,113)		(948,305)
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	1,013,740		458,185

The Accompanying Notes are an Integral Part of These Financial Statements

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Zander Therapeutics, Inc
STATEMENT OF OPERATIONS
(unaudited)

	Three Months Ended	Adjustments	Three Months Ended	6 Months Ended	Adjustments	6 Months Ended
	December 31, 2018		December 31, 2018	December 31, 2018		December 31, 2018
	( as originally presented)		( as restated)	( as originally presented)		( As restated)
TOTAL REVENUES
COSTS AND EXPENSES
Research and Development:
License Fees Due to Related Party	27,425		27,425	54,849		54,849
License Fees	568		568	568		568
Contract Research Fees				410,000		410,000
Consulting Costs	14,847		14,847	22,594	6,636	29,230
Total Research and Development	42,840		42,840	488,011		494,647
General and Administrative:
General and Administrative, Paid By Related Party
General and Administrative	179,349		179,349	360,185		360,185
Total General and Administrative	179,349		179,349	360,185		360,185
Rent, Paid By Related Party
Rent	24,000		24,000	36,000		36,000
Consulting:
Consulting Costs, Paid by Related Party
Consulting Costs	62,100		62,100	235,402		235,402
Total Consulting	62,100		62,100	235,402		235,402
Total Costs and Expenses	308,289		308,289	1,119,598

OPERATING LOSS	(308,289)		(308,289)	(1,119,598)		(1,126,234)
OTHER INCOME AND EXPENSES
Interest Expense, Related Party
Refunds On Amounts Previously Paid	7,100		7,100	7,100		7,100
Interest Income , related Party	4,363		4,363	4,363		4,363
Unrealized Gain (Loss), Investment Securities Related Party	(46,550)		(46,550)	(20,300)		(20,300)
Gain (Loss) On Derivative	(861,110)	861,110	0	555,556	(555,556)	0
Total Other Income ( Expenses)	(896,197)		(35,087)	546,719		(8,837)
NET INCOME (LOSS)	(1,204,486)		(343,376)	(572,879)		(1,135,071)
Income Taxes
NET INCOME (LOSS)	(1,204,486)		(343,376)	(572,879)		(1,135,071)
BASIC AND FULLY DILUTED
EARNINGS (LOSS) PER SHARE	(0.200)		(0.057)	(0.102)		(0.202)
WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	6,033,001		6,033,001	5,621,526		5,621,526

The Accompanying Notes are an Integral Part of These Financial Statements

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Zander Therapeutics, Inc
STATEMENT OF CASH FLOWS
(unaudited)
	Six Months Ended		Six Months Ended
	December 31, 2018	Adjustments	December 31, 2018
	(as originally reported)		( as restated)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	(572,879)	(562,192)	(1,135,071)
Adjustments to reconcile net Income (loss) to net cash
Stock Issued for Expenses	7,622		7,622
(Increase) Unrealized Gain from Investment Securities	20,300		20,300
(Increase) Decrease in Derivative Income	(555,556)	555,556	0

Changes in Operating Assets and Liabilities
Increase (Decrease) in Accounts Payable	275,833	6,636	282,469
Increase (Decrease) in Accrued Expenses	24,457		24,457
(Increase) Decrease in Due from Related Party	35,000		35,000
(Increase) Decrease in Prepaid Expenses	55,618		55,618
(Increase) Decrease in Accrued Interest Receivable	(4,363)		(4,363)
Net Cash provided by (used) in Operating Activities	(713,968)		(713,969)

CASH FLOW FROM INVESTING ACTIVITIES
(Increase) Decrease in Convertible Notes Receivable	(350,000)		(350,000)
(Increase) Decrease in Investment Securities	(35,000)		(35,000)
Net Cash Used by Investing Activities	(385,000)		(385,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Common Stock Issued for Cash	800,000		800,000
Increase (Decrease) in Contributed Capital
Increase (Decrease) in Notes Payable
Net Cash provided by (used) in Financing Activities	800,000		800,000

Net Increase (Decrease) in Cash	(298,968)		(298,969)

Cash at Beginning of Period	370,313		370,313
Cash at End of Period	71,345		71,345

Supplemental Disclosure of Noncash investing and financing activities:
Common Shares issued, previously subscribed and paid for	100,000		100,000

The Accompanying Notes are an Integral Part of These Financial Statements

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANDER THERAPEUTICS, INC.

Dated: May 30, 2019	By:
David Koos
Chief Executive Officer

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